SHAREHOLDERS' DEFICIT - Preferred Shares (Details) - $ / shares	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Preferred shares, shares authorized	22,220,893	22,220,893	10,076,873
Preferred shares, shares issued	22,062,155	22,062,155	10,076,873
Galata Acquisition Corp.
Preferred shares, shares authorized	1,000,000	1,000,000
Preferred stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Preferred shares, shares issued	0	0
Preferred shares, shares outstanding	0	0